SECURITIES AND EXCHANGE COMMISSION

SECURITIES EXCHANGE ACT OF 1934 Release No. 34-84440 / October 16, 2018

INVESTMENT COMPANY ACT OF 1940 Release No. IC-33272 / October 16, 2018

ORDER UNDER SECTION 15B, SECTION 17A AND SECTION 36 OF THE SECURITIES EXCHANGE ACT OF 1934 GRANTING EXEMPTIONS FROM SPECIFIED PROVISIONS OF THE EXCHANGE ACT AND CERTAIN RULES THEREUNDER

ORDER UNDER SECTION 6(c) AND SECTION 38(a) OF THE INVESTMENT COMPANY ACT OF 1940 GRANTING EXEMPTIONS FROM SPECIFIED PROVISIONS OF THE INVESTMENT COMPANY ACT AND CERTAIN RULES THEREUNDER

On October 10, 2018, Hurricane Michael made landfall on the Florida Panhandle. The storm and subsequent flooding has displaced individuals and businesses and disrupted communications and transportation across the affected region. We are issuing this Order to address the needs of companies and individuals with obligations under the federal securities laws who have been directly or indirectly affected by Hurricane Michael and its aftermath.

Section 15B(a)(4) of the Securities Exchange Act of 1934 (the “Exchange Act”) provides that the Securities and Exchange Commission (the “Commission”), by rule or order, upon its own motion or upon application, may conditionally or unconditionally exempt any broker, dealer, municipal securities dealer or municipal advisor, or class of brokers, dealers, municipal securities dealers, or municipal advisors from any provision of Section 15B or the rules or regulations thereunder, if the Commission finds that such exemption is consistent with the public interest, the protection of investors and the purposes of Section 15B.

Section 36 of the Exchange Act authorizes the Commission, by rule, regulation or order, to exempt, either conditionally or unconditionally, any person, security or transaction, or any class or classes of persons, securities or transactions, from any provision or provisions of the Exchange Act or any rule or regulation thereunder, to the extent that such exemption is necessary or appropriate in the public interest, and is consistent with the protection of investors.

Section 17A(c)(1) of the Exchange Act provides that the appropriate regulatory agency, by rule or by order, upon its own motion or upon application, may conditionally or unconditionally exempt any person or security or class of persons or securities from any provision of Section 17A or any rule or regulation prescribed under Section 17A, if the appropriate regulatory agency1 finds that such exemption is in the public interest and consistent with the protection of investors and the purposes of Section 17A, including the prompt and accurate clearance and settlement of securities transactions and the safeguarding of securities and funds. Section 17A(c)(1) also requires that the Commission not object to the use of exemptive authority in instances where an appropriate regulatory authority other than the Commission is providing exemptive relief.

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1 Section 3(a)(34)(B) of the Exchange Act defines “appropriate regulatory authority.”

Section 6(c) of the Investment Company Act of 1940 (the “Company Act”) provides that the Commission may conditionally or unconditionally exempt any person, security or transaction, or any class or classes of persons, securities or transactions, from any provision or provisions of the Company Act, or any rule or regulation thereunder, if and to the extent that such exemption is necessary or appropriate in the public interest and consistent with the protection of investors and the purposes fairly intended by the policy and provisions of the Company Act. Section 38(a) of the Company Act provides that the Commission may make, issue, amend and rescind such rules and regulations and such orders as are necessary or appropriate to the exercise of the powers conferred upon the Commission under the Company Act.

The necessity for prompt action of the Commission does not permit prior notice of the Commission’s action.

I. TIME PERIOD FOR THE RELIEF

The time period for the relief specified in Sections II and VI of this Order is as follows:

• With respect to those persons or entities affected by Hurricane Michael, for the period from and including October 10, 2018 to November 21, 2018, all reports, schedules or forms must be filed on or before November 23, 2018.

II. FILING REQUIREMENTS FOR REGISTRANTS AND OTHER PERSONS

The lack of communications, transportation, electricity, facilities and available staff and professional advisors as a result of Hurricane Michael could hamper the efforts of public companies and other persons with filing obligations to meet their filing deadlines. At the same time, investors have an interest in the timely availability of required information about these companies and the activities of persons required to file schedules and reports with respect to these companies. While the Commission believes that the relief from filing requirements provided by the exemption below is necessary and appropriate in the public interest and consistent with the protection of investors, we remind public companies and other persons who are the subjects of this Order to continue to evaluate their obligations to make materially accurate and complete disclosures in accordance with the anti-fraud provisions of the federal securities laws.

Accordingly, IT IS ORDERED, pursuant to Section 36 of the Exchange Act, that a registrant (as defined in Exchange Act Rule 12b-2) subject to the reporting requirements of Exchange Act Section 13(a) or 15(d), and any person required to make any filings with respect to such a registrant, is exempt from any requirement to file or furnish materials with the Commission under Exchange Act Sections 13(a), 13(d), 13(f), 13(g), 14(a), 14(c), 14(f), 15(d) and 16(a), Regulations 13A, 13D-G, 14A, 14C and 15D, and Exchange Act Rules 13f-1, 14f-1 and 16a-3, as applicable, where the conditions below are satisfied.

Conditions.

(a)	The registrant or person other than a registrant is not able to meet a filing deadline due to Hurricane Michael and its aftermath;
(b)	The registrant or person other than a registrant files with the Commission any report, schedule or form required to be filed during the applicable period of relief on or before the applicable deadline set forth in Section I; and

(c)	In any such report, schedule or form filed pursuant to this Order, the registrant or person other than a registrant must disclose that it is relying on this Order and state the reasons why, in good faith, it could not file such report, schedule or form on a timely basis.

III. FURNISHING OF PROXY AND INFORMATION STATEMENTS

The conditions in the areas affected by Hurricane Michael, including displacement of thousands of individuals and the destruction of property, have prevented and will continue to prevent the delivery of mail to the affected areas. In light of these conditions, we believe that relief is warranted for those seeking to comply with our rules imposing requirements to furnish materials to security holders when mail delivery is not possible and that the following exemption is necessary and appropriate in the public interest and consistent with the protection of investors.

Accordingly, IT IS ORDERED, pursuant to Section 36 of the Exchange Act, that a registrant or any other person is exempt from the requirements to furnish proxy statements, annual reports and other soliciting materials, as applicable (the “Soliciting Materials”), and the requirements of the Exchange Act and the rules thereunder to furnish information statements and annual reports, as applicable (the “Information Materials”), where the conditions below are satisfied. Conditions.

(a)	The registrant’s security holder has a mailing address located within a zip code where, as a result of Hurricane Michael, the registrant’s common carrier has suspended delivery service of the type or class customarily used by the registrant;

(b)	The registrant or other person making a solicitation has followed normal procedure when furnishing the Soliciting Materials to the security holder in order to ensure that the Soliciting Materials preceded or accompanied the proxy, as required by the rules applicable to the particular form of Soliciting Materials, or, in the case of Information Materials, the registrant has followed normal procedure when furnishing the Information Materials to the security holder in accordance with the rules applicable to Information Materials; and

(c)	If requested by the security holder, the registrant or other person provides the Soliciting Materials or Information Materials by a means reasonably designed to furnish the Soliciting Materials or Information Materials to the security holder.

Any registrant or other person in need of additional assistance related to deadlines, delivery obligations or their public filings, should contact the Division of Corporation Finance at

(202) 551-3500 or at https://tts.sec.gov/cgi-bin/corp_fin_interpretive.

IV. TRANSMITTAL OF ANNUAL AND SEMI-ANNUAL REPORTS TO INVESTORS REQUIRED BY THE COMPANY ACT AND THE RULES THEREUNDER

For reasons similar to those cited in Section III, we believe that relief is warranted for the transmittal by registered management investment companies and registered unit investment trusts (collectively, “registered investment companies”) of annual and semi-annual reports to investors and that the following exemption is necessary and appropriate in the public interest and consistent with the protection of investors.

Accordingly, IT IS ORDERED, pursuant to Sections 6(c) and 38(a) of the Company Act that for the period from and including October 10, 2018 to November 21, 2018, a registered investment company is exempt from the requirements of Section 30(e) of the Company Act and Rule 30e-1 thereunder to transmit annual and semi-annual reports to investors affected by Hurricane Michael; and For the period from and including October 10, 2018 to November 21, 2018, a registered unit investment trust is exempt from the requirements of Section 30(e) of the Company Act and Rule 30e-2 thereunder to transmit annual and semi-annual reports to unitholders affected by Hurricane Michael,

Provided that:

(a)	The affected investor’s mailing address for transmittal as listed in the records of the registered investment company has a zip code for which the registered investment company’s common carrier has suspended mail service, as a result of Hurricane Michael, of the type or class customarily used by the registered investment company for transmittal of reports; and
(b)	The registered investment company or other person promptly transmits the reports to affected investors: either (a) if requested by the investor; or (b) at the earlier of (i) November 23, 2018 or (ii) the resumption of the applicable mail service.

Registered investment companies who are unable to meet a deadline as extended by this relief, or in need of additional assistance regarding issues under the Company Act, should contact the Division of Investment Management, Office of Chief Counsel, at (202) 551-6825 or IMOCC@sec.gov.

Registered investment advisers in need of additional assistance regarding issues under the Investment Advisers Act of 1940 should contact the Division of Investment Management, Investment Adviser Regulation Office, at (202) 551-6999 or IARDLive@sec.gov.

V. TRANSFER AGENT COMPLIANCE WITH SECTIONS 17A AND 17(f) OF THE EXCHANGE ACT

Exchange Act Section 17A and Section 17(f), as well as the rules promulgated under Sections 17A and 17(f), contain requirements for registered transfer agents relating to, among other things, processing securities transfers, safekeeping of investor and issuer funds and securities and maintaining records of investor ownership. Following the events of Hurricane Michael, registered transfer agents located in the affected regions may have difficulty complying with some or all of their obligations as registered transfer agents. In addition, registered transfer agents located outside the affected regions may be unable to conduct business with entities or security holders inside the regions, thereby making it difficult to process securities transactions and corporate actions in conformance with Section 17A, Section 17(f) and the rules thereunder.

While the national clearance and settlement system continues to operate well in light of these emergencies, the Commission recognizes that the need to effect securities transfers and payments to and from security holders in the affected regions may present compliance issues for affected transfer agents. Therefore, the Commission is using its authority under Section 17A and Section 36 of the Exchange Act to provide temporary relief from certain regulatory provisions. This Order temporarily exempts transfer agents from the requirements of: (1) Section 17A of the Exchange Act and Rules 17Ad-1 through 17Ad-20 thereunder; and (2) Section 17(f) of the Exchange Act and Rules 17f-1 and 17f-2

thereunder. The Commission finds the following exemption to be in the public interest and consistent with the protection of investors and the purpose of Section 17A of the Exchange Act, including the prompt and accurate clearance and settlement of securities transactions and the safeguarding of securities and funds.

Accordingly, IT IS ORDERED, pursuant to Sections 17A and 36 of the Exchange Act, that any registered transfer agent that is unable to comply with Section 17A and Section 17(f) of the Exchange Act and the rules promulgated thereunder, as applicable, due to Hurricane Michael and its aftermath is hereby temporarily exempted from complying with such provisions for the period from and including October 10, 2018 to November 21, 2018 where the conditions below are satisfied.

Conditions.

(a) A registered transfer agent relying on this Order must notify the Commission in writing by November 21, 2018 of the following:

(1) The transfer agent is relying on this Order;

(2) A statement of the reasons why, in good faith, the transfer agent is unable to comply with Section 17A and Section 17(f) of the Exchange Act and the rules promulgated thereunder, as applicable;

(3) If the transfer agent knows or believes that the books and records it is required to maintain pursuant to Section 17A and the rules thereunder were lost, destroyed or materially damaged, information, to the extent reasonably available, as to the type of books and records that were maintained, the names of the issuers for whom such books and records were maintained, the extent of the loss of, or damage to, such books and records and the steps taken to ameliorate any such loss or damage; and

(4) If the transfer agent knows or believes that funds or securities belonging to either issuers or security holders and within its possession were, for any reason, lost, destroyed, stolen or unaccounted for, information, to the extent reasonably available, regarding the dollar amount of any such funds and the number of such securities and the steps taken to ameliorate any such loss; and

(b) Transfer agents that have custody or possession of any security holder or issuer funds or securities shall use all reasonable means available to ensure that all such securities are held in safekeeping and are handled, in light of all facts and circumstances, in a manner reasonably free from risk of theft, loss or destruction and that all funds are protected against misuse. To the extent possible, all security holder or issuer funds that remain in the custody of the transfer agent shall be maintained in a separate bank account held for the exclusive benefit of security holders until such funds are properly remitted.

The notification required under (a) above shall be sent to:

U.S. Securities and Exchange Commission

Division of Trading and Markets

Office of Clearance and Settlement

100 F Street, NE

Washington, DC 20549-7010

The Commission encourages registered transfer agents and the issuers for whom they act to inform affected security holders whom they should contact concerning their accounts, their access to funds or securities and other shareholder concerns. If feasible, issuers and their transfer agents should place a notice on their websites or providing toll free numbers to respond to inquiries.

Transfer agents who are unable to meet a deadline as extended by this relief, or in need of additional assistance, should contact the Division of Trading and Markets at (202) 551-5777 or tradingandmarkets@sec.gov.

VI. FILING OF ANNUAL UPDATE TO FORM MA AS REQUIRED BY THE EXCHANGE ACT AND THE RULES THEREUNDER

Section 15B of the Exchange Act and Rule 15Ba1-5(a)(1) thereunder requires each registered municipal advisor to file with the Commission an annual update to its Form MA. For reasons similar to those cited in Section II, the Commission believes that relief is warranted for the filing with the Commission of annual updates to Form MA by registered municipal advisors and that such relief is consistent with the public interest, the protection of investors and the purposes of Section 15B of the Exchange Act.

Accordingly, IT IS SO ORDERED, pursuant to Section 15B(a)(4) of the Exchange Act, that any registered municipal advisor is exempt from the requirement to file an annual update to Form MA with the Commission, as required by Section 15B of the Exchange Act and Rule 15Ba1-5(a)(1) thereunder, where the conditions below are satisfied.

Conditions.

(a) The registered municipal advisor is not able to fulfill its obligation to file an annual update to the registered municipal advisor’s Form MA within 90 days of the end of the registered municipal advisor’s fiscal year due to Hurricane Michael;

(b) The registered municipal advisor files with the Commission its annual update to Form MA required to be filed during the applicable period of relief on or before the applicable deadline set forth in Section I; and

(c) In any such annual update to its Form MA filing, the registered municipal advisor must disclose that it is relying on this Order and state the reasons why, in good faith, it could not file such annual update to Form MA on a timely basis. Registered municipal advisors who are unable to meet a deadline as extended by this relief or in need of additional assistance, should contact the Office of Municipal Securities at (202) 551-5680 or munis@sec.gov.

VII. INDEPENDENCE – BOOKKEEPING OR OTHER SERVICES RELATED TO THE ACCOUNTING RECORDS OR FINANCIAL STATEMENTS OF THE AUDIT CLIENT

The conditions in the areas affected by Hurricane Michael, including displacement of individuals, the destruction of property and loss or destruction of corporate records, may require extraordinary efforts to reconstruct lost or destroyed accounting records. The Commission understands that in these particularly challenging situations an audit client may look to its auditor for assistance in reconstruction of its accounting records because of the auditor’s knowledge of the client’s financial systems and records. Under Section 10A(g)(1) of the Exchange Act and Rule 2-01(c)(4)(i) of Regulation S-X, auditors are prohibited from providing bookkeeping or other services relating to the accounting records of the audit client, and in Rule 2-01(c)(4)(i) of Regulation S-X, these prohibited services are described as including “maintaining or preparing the audit client’s accounting records” or “preparing or originating source data underlying the audit client’s financial statements.” In light of the conditions in areas affected by Hurricane Michael, however, we believe that limited relief from these prohibitions is warranted for those registrants and other persons that are required to comply with the independence requirements of the federal securities laws and the Commission’s rules and regulations thereunder and that are affected by those conditions.

The Commission finds the following exemption to be necessary and appropriate in the public interest and consistent with the protection of investors.

Accordingly, IT IS ORDERED, pursuant to Section 36 of the Exchange Act, that independent certified public accountants engaged to provide audit services to registrants and other persons required to comply with the independence requirements of the federal securities laws and the Commission’s rules and regulations thereunder are exempt from the requirements of Section 10A(g)(1) of the Exchange Act and Rule 2-01(c)(4)(i) of Regulation S-X, where the conditions below are satisfied.

Conditions.

(a) Services provided by the auditor are limited to reconstruction of previously existing accounting records that were lost or destroyed as a result of Hurricane Michael and such services cease as soon as the audit client’s lost or destroyed records are reconstructed, its financial systems are fully operational and the client can effect an orderly and efficient transition to management or other service provider; and

(b) Services provided by the auditor to its audit client pursuant to this Order are subject to pre-approval by the audit client’s audit committee as required by Rule 2-01(c)(7) of Regulation S-X.

Auditors or audit clients who are in need of additional assistance or have other questions relating to auditor independence, should contact the Office of the Chief Accountant at (202) 551-5300 or OCARequest@sec.gov.

By the Commission.

Brent J. Fields

Secretary